UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 19, 2019
Date of Report (Date of earliest event reported)
(Exact name of registrant as specified in its charter)

Delaware	001-38312	77-0142404
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2125 O'Nel Drive
San Jose, CA 95131
(Address of principal executive offices including zip code)
(408) 727-1885
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Title of each class COMMON STOCK, PAR VALUE $.001 PER SHARE	Trading Symbol EGHT	Name of each exchange on which registered New York Stock Exchange
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Securities registered pursuant to Section 12(b) of the Act:
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)
On June 19, 2019, the board of directors (the “Board”) of 8x8, Inc. (the "Company") increased the authorized number of directors from eight to nine and appointed Elizabeth Theophille to the Board to fill the newly created vacancy. Ms. Theophille’s initial term will expire at the 2019 annual meeting of stockholders (the "2019 Annual Meeting"), concurrently with the terms of the other members of the Board.
In connection with her appointment to the Board, Ms. Theophille will be granted two awards of restricted stock units ("RSUs"), in accordance with the Company's non-employee director compensation policy. Under that policy, Ms. Theophille, as a new non-employee director of the Board, will receive on June 19, 2019: (a) an RSU award with a value of $175,000, prorated based on the amount of time left in her initial term, that will vest in full upon completion of her initial term of service at the 2019 Annual Meeting; and (b) an RSU award with a value of $100,000, vesting in two equal installments on the first and second anniversaries of the date of grant, subject to her continued service.
Ms. Theophille does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
(b)
On June 19, 2019, the Company announced after 6 years, Ian Potter will step down from the Board at the end of his current term which will expire at the 2019 Annual Meeting.
A copy of the Company’s press release announcing the appointment of Ms. Theophille and the departure of Mr. Potter is filed as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press release dated June 19, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 19, 2019

8X8, INC.

By: /s/ Steven Gatoff
Steven Gatoff
Chief Financial Officer